UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2016, Walter Investment Management Corp. (the “Company”) announced that David C. Schneider, Executive Vice President of the Company and President of Ditech Financial LLC (“Ditech Financial”), a wholly owned subsidiary of the Company, had been appointed Chief Operating Officer of the Company, effective immediately, in addition to his other roles.

Mr. Schneider, age 50, has served as Executive Vice President of the Company since October 2014 and President of Ditech Financial since January 2016, and has responsibility for all operations and strategic oversight of the Company’s mortgage loan servicing and originations businesses. He previously served as President, Servicing of Ditech Financial from August 2015 to January 2016 and as President of Green Tree Credit Solutions LLC and its subsidiaries from October 2014 to August 2015. Mr. Schneider joined the Company in October 2013 as Executive Vice President, Business Development for Green Tree Servicing LLC (“Green Tree”). Prior to joining Green Tree, Mr. Schneider served as President and Chief Executive Officer of Vericrest Financial, Inc. from March 2012 to February 2013. During Mr. Schneider’s 25-year career, he has held multiple executive leadership positions in mortgage lending, consumer lending, retail banking and corporate finance businesses, including positions as President and Chief Operating Officer of CitiMortgage Inc., Chief Financial Officer of the Consumer Assets Division of Citigroup Inc., Home Loans President of Washington Mutual Bank from 2005 – 2008 and head of Servicing and Default at JP Morgan Chase & Co. from 2008 – 2012. Mr. Schneider began his career at KPMG and later at Old Kent Financial Corp. where he was both the Chief Financial Officer for Old Kent Mortgage Company and Executive Vice President of Retail Banking for Old Kent Bank (now part of Fifth Third Bancorp.). Mr. Schneider earned an MBA in Finance from Indiana University and a BSBA in Accounting from Babson College. There is no family relationship between Mr. Schneider and any of the Company’s directors or other executive officers. The Company expects to enter into revised compensation arrangements with Mr. Schneider in connection with his appointment as Chief Operating Officer, but no such revised arrangements have been finalized as of the date hereof.

Item 7.01.	Regulation FD Disclosure.

On March 2, 2016, the Company issued a press release announcing, among other things, Mr. Schneider’s appointment as Chief Operating Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this report by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: March 7, 2016	By:	/s/ Denmar J. Dixon
Denmar J. Dixon, Vice Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 2, 2016